UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2005

NASHUA CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-05492	02-0170100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11 Trafalgar Square, Suite 201
Nashua, New Hampshire 03063
(Address of principal executive offices and zip code)
(603)880-2323
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Ex-99.1 Press release issued by Nashua Corporation on November 11, 2005

Item 8.01. Other Events
On November 11, 2005, Nashua Corporation, a Massachusetts corporation (“Nashua”), issued a press release announcing that it had executed a non-binding letter of intent with Katun Corporation of Minneapolis, Minnesota, relative to the sale of certain aspects of its toner and developer business, including its toner and developer formulations and certain related assets.
A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits

See Exhibit Index attached hereto.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASHUA CORPORATION

Date: November 14, 2005	By	/s/ John L. Patenaude

John L. Patenaude Vice President-Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Nashua Corporation on November 11, 2005